UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2004

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-28317	94-3342784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19801 SW 72nd Avenue, Suite 250, Tualatin, Oregon		97062
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 885-9699

Item 7. Financial Statements and Exhibits.

(c)         Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Digimarc Corporation dated March 5, 2004 regarding additional financial information and guidance for the full year 2004.

The information in this report is being “furnished” to the Securities and Exchange Commission, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Digimarc Corporation, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 12.  Results of Operations and Financial Condition.

On March 5, 2004, Digimarc Corporation announced via press release additional financial information for the fiscal year ended December 31, 2003 and additional information concerning its guidance regarding anticipated financial results for the full year ending December 31, 2004.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this report is being “furnished” to the Securities and Exchange Commission, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Digimarc Corporation, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIMARC CORPORATION
Dated: March 9, 2004	By:	/s/ E.K. Ranjit
E.K. Ranjit, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Digimarc Corporation dated March 5, 2004 regarding additional financial information and guidance for the full year 2004.